                                                                   Exhibit 10.15

[LETTERHEAD]


April 25, 1997


Mr. Stephen D. Reichenbach, Executive Vice President & CFO
FLOW INTERNATIONAL CORPORATION
P.O. Box 97040
Kent, WA 98064-9740

Re:  Change in Covenants

Dear Steve:


Please be advised that pursuant to the Credit Agreement dated September 25, 1995, the following financial covenants have been amended as follows:

    Minimum Tangible Net Worth (Section 6.13):
         04/30/97 to 04/29/98                    $35,000,000
         04/30/98 and thereafter                 $50,000,000

    Calculation of the Funded Dept Ratio (defined in Section 1.1):
         "Funded Debt Ratio" means, as of the date of measurement, the ratio of (a) all Indebtedness of Borrower except (i) Trade Payables, and (ii) all accrued liabilities, deferred taxes, and minority interests generated in the normal course of business; to (b) the sum of (i) Borrower's EBITDA for the immediately preceding four fiscal quarters of Borrower, plus (ii) in the event Borrower has acquired any Subsidiaries during the immediately preceding four quarters of Borrower, the EBITDA of such Subsidiaries from the first day of the immediately preceding four quarter through the date of acquisition of each Subsidiary, plus (iii) any restructuring expense related to the disposal of assets of Borrower's access and services businesses as defined in the Borrower's 10K and 10Q.

Calculation of the Debt Service Coverage Ratio (defined in Section 1.1):
         "Debt Service Coverage Ratio" means the ratio of (a) the sum of (i) Cash Flow, plus (ii) any restructuring expense related to the disposal of assets of Borrower's access and services businesses as defined in the Borrower's 10K and 10Q; to (b) Debt Service.

Mr. Steven D. Reichenbach
April 25, 1997
Page 2


Upon the acceptance by all parties, this letter will become an amendment of the Credit Agreement dated September 25, 1995.

Should you have any questions, please feel free to call me.

U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION

/s/ MARK E. TSUTAKAWA

    Mark E. Tsutakawa,
    Vice President



SEATTLE-FIRST NATIONAL BANK



By /s/ WILLIAM P. STIVERS
       ---------------------------------
       William P. Stivers,
       Vice President

FLOW INTERNATIONAL CORPORATION


By /s/ STEPHEN D. REICHENBACH
       ---------------------------------
       Stephen D. Reichenbach,
       Executive Vice President and Chief Financial Officer